UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2008

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-02979 (Commission File Number)	No. 41-0449260 (I.R.S. Employer Identification No.)

   420 Montgomery Street, San Francisco, California 94104
(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                    Article FOURTH of Wells Fargo & Company’s (“Wells Fargo”) Restated Certificate of Incorporation, as amended, authorizes the issuance from time to time of up to 20,000,000 shares of Preferred Stock, without par value. On December 30, 2008, in connection with the pending merger of Wachovia Corporation with and into Wells Fargo, Wells Fargo filed with the Secretary of State of the State of Delaware Certificates of Designations which, effective upon filing, (a) designated as the following series of Preferred Stock: (1) Dividend Equalization Preferred Shares, (2) Class A Preferred Stock, Series G, (3) Class A Preferred Stock, Series H, (4) Class A Preferred Stock, Series I, (5) 8.00% Non-Cumulative Perpetual Class A Preferred Stock, Series J, (6) Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series K, (7) 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L and (8) Class A Preferred Stock, Series M, (b) authorized (1) 97,000 shares, (2) 50,000 shares, (3) 50,000 shares, (4) 25,010 shares, (5) 2,300,000 shares, (6) 3,500,000 shares, (7) 4,025,000 shares and (8) 10 shares, respectively, of such series of Preferred Stock, and (c) set forth the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the foregoing series of Preferred Stock.

                    The Certificates of Designations for the foregoing series of Preferred Stock are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 4.6, 4.7 and 4.8 and are incorporated herein by reference.

(d) Exhibits.

Exhibit
No.	Description

4.1	Certificate of Designations with respect to Wells Fargo’s Dividend Equalization Preferred Shares, dated as of December 30, 2008
4.2	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series G, dated as of December 30, 2008
4.3	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series H, dated as of December 30, 2008
4.4	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series I, dated as of December 30, 2008
4.5	Certificate of Designations with respect to Wells Fargo’s 8.00% Non-Cumulative Perpetual Class A Preferred Stock, Series J, dated as of December 30, 2008
4.6	Certificate of Designations with respect to Wells Fargo’s Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series K, dated as of December 30, 2008
4.7	Certificate of Designations with respect to Wells Fargo’s 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L, dated as of December 30, 2008
4.8	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series M, dated as of December 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2008	WELLS FARGO & COMPANY
	By:	/s/ James M. Strother
James M. Strother
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

4.1	Certificate of Designations with respect to Wells Fargo’s Dividend Equalization Preferred Shares, dated as of December 30, 2008
4.2	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series G, dated as of December 30, 2008
4.3	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series H, dated as of December 30, 2008
4.4	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series I, dated as of December 30, 2008
4.5	Certificate of Designations with respect to Wells Fargo’s 8.00% Non-Cumulative Perpetual Class A Preferred Stock, Series J, dated as of December 30, 2008
4.6	Certificate of Designations with respect to Wells Fargo’s Fixed-to-Floating Rate Non-Cumulative Perpetual Class A Preferred Stock, Series K, dated as of December 30, 2008
4.7	Certificate of Designations with respect to Wells Fargo’s 7.50% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L, dated as of December 30, 2008
4.8	Certificate of Designations with respect to Wells Fargo’s Class A Preferred Stock, Series M, dated as of December 30, 2008